U.S. SECURITIES AND EXCHANGE COMMISSION Washington D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934

                     Date of Report July 27, 2004

                   ART'S-WAY MANUFACTURING CO., INC.
        (Exact Name of Registrant As Specified In Its Charter)

       Delaware                      0-05131            42-0920725
(State Or Other Jurisdiction of    (Commission         (IRS Employer
Incorporation or Organization)      File No.)         Identification
                                                        Number)

                              P.O. Box 288
                           Armstrong, IA 50514
            (Address of Principal Executive Offices) (Zip Code)

                            (712) 864-3131
                          (Telephone Number)

                            Not Applicable
      (Former name or former address, if changed since last report.)

ITEM 5.02 OTHER EVENTS AND REGULATION FD DISCLOSURE

   On July 27, 2004, Art's-Way Manufacturing Co., Inc., announced that at its quarterly Board of Directors Meeting, Carrie L. Majeski, Financial Manager, was appointed to Chief Financial Officer.

   The information in this Current Report on Form 8-K shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Art's-Way Manufacturing Co., Inc.
                                             (Registrant)

Date: July 27, 2004                      By: /s/ John C. Breitung

                                     John C. Breitung, President and CEO